RESTRUCTURING AND ACQUISITION-RELATED COSTS (Tables)	12 Months Ended
Jan. 02, 2022
Analysis of income and expense [abstract]
Restructuring and related costs and disclosure of transactions recognized separately from acquisition
Restructuring and acquisition-related costs are presented in the following table, and are comprised of costs directly related to significant exit activities, including the closure of business locations or the relocation of business activities, significant changes in management structure, as well as transaction, exit, and integration costs incurred pursuant to business acquisitions.

	2021	2020

Employee termination and benefit costs	$251	$10,900
Exit, relocation and other costs	3,312	13,321
Net loss on disposal and write-downs of property, plant and equipment, right-of-use assets and software related to exit activities	3,136	23,933
Acquisition-related transaction costs	1,526	—
	$8,225	$48,154